                                                                   EXHIBIT 10.22


                             SECOND AMENDMENT TO THE
                     CLUBCORP EMPLOYEE STOCK OWNERSHIP PLAN

            This Amendment made effective as of December 31, 1999, by ClubCorp, Inc., a Delaware corporation, formerly ClubCorp International, Inc. ("ClubCorp").

                                   WITNESSETH:

            WHEREAS, ClubCorp previously maintained the ClubCorp Stock Investment Plan (the "Prior Plan");

            WHEREAS, ClubCorp amended and restated the Prior Plan, effective January 1, 1999, as the ClubCorp Employee Stock Ownership Plan ("ESOP");

            WHEREAS, ClubCorp now desires to amend the ESOP to grant past service credit under the ESOP both for eligibility and for vesting purposes for all service rendered while an employee of Cobblestone Golf Companies, Inc.; and

            WHEREAS, the ESOP may be amended by ClubCorp pursuant to the provisions of Article 15 of the ESOP, and ClubCorp desires to amend the ESOP.

            NOW, THEREFORE, the ESOP is amended as follows, effective as of midnight December 31, 1999:

            1. Existing Section 2.29 is amended to add the following subsection to the end thereof as follows:

                        2.29(9) "Notwithstanding anything in this Section to the
               contrary, as to any Employee who became employed by an Employer on March 31, 1999 and who was employed by the Cobblestone Golf Companies, Inc. on March 30, 1999, Hours of Service shall include service with Cobblestone Golf Companies, Inc., that would have been Hours of Service if Cobblestone Golf Companies, Inc. were an Employer."

            IN WITNESS WHEREOF, ClubCorp, Inc., acting by and through its duly authorized officer, has executed this document on this the 29 day of December 1999.

                                          CLUBCORP, INC., A DELAWARE CORPORATION



                                          By: /s/ ALBERT CHEW III
                                             -----------------------------------

                                             Its:  Executive Vice President
                                                 -------------------------------